                                                         Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               Object Design, Inc.
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               (Exact name of issuer as specified in its charter)

     Delaware                                               02-0424252
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(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification No.)

  25 Mall Road, Burlington, Massachusetts                       01803
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(Address of principal executive offices)                      (Zip Code)


                1996 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN
                1989 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN
                       1995 NONQUALIFIED STOCK OPTION PLAN
                        1996 EMPLOYEE STOCK PURCHASE PLAN

                            (Full title of the plans)

                                Robert N. Goldman
                                    President
                               Object Design, Inc.
                                  25 Mall Road
                         Burlington, Massachusetts 01803
                                 (617) 674-5000
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                   (Name and address, including zip code, and
          telephone number, including area code, of agent for service)

                                 WITH A COPY TO:
                         John D. Patterson, Jr., Esquire
                          Robert W. Sweet, Jr., Esquire
                             Foley, Hoag & Eliot LLP
                             One Post Office Square
                           Boston, Massachusetts 02109
                                 (617) 832-1000

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
                         CALCULATION OF REGISTRATION FEE

=================================================================================
                                                  Proposed
Title of                         Proposed         Maximum
Securities         Amount        Maximum          Aggregate           Amount of
to be              to be         Offering Price   Offering            Registration
Registered         Registered    Per Share        Price               Fee
---------------------------------------------------------------------------------
Common Stock         243,550     $10.01(1)        $ 2,437,936(1)      $  739(1)
(par value $0.001)   shares
---------------------------------------------------------------------------------

Common Stock       2,456,450     $12.25(2)        $30,091,513(2)      $9,119(2)
(par value $0.001)   shares
---------------------------------------------------------------------------------

Common Stock       2,309,682     $ 1.25(3)        $ 2,887,103(3)      $  875(3)
(par value $0.001)   shares
---------------------------------------------------------------------------------

Common Stock         885,625     $ 0.26(4)        $   230,263(4)      $   70(4)
(par value $0.001)   shares
---------------------------------------------------------------------------------


                                                   Proposed
Title of                         Proposed          Maximum
Securities         Amount        Maximum           Aggregate           Amount of
to be              to be         Offering Price    Offering            Registration
Registered         Registered    Per Share         Price               Fee
---------------------------------------------------------------------------------

Common Stock         300,000     $10.41(5)         $ 3,123,000(5)      $   946(5)
(par value $0.001)   shares
---------------------------------------------------------------------------------

Totals             6,195,307      ----             $38,769,815         $11,749
---------------------------------------------------------------------------------

      (1) For shares issuable pursuant to stock options outstanding under the 1996 Incentive and Nonqualified Stock Option Plan at October 21, 1996, calculated pursuant to Rule 457(h) based on the exercise price of such options.

      (2) For shares issuable pursuant to stock options available for grant under the 1996 Incentive and Nonqualified Stock Option Plan at October 21, 1996, estimated pursuant to Rule 457 (c) and (h) based on the average of the high and low prices of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation National Market System on October 21, 1996.

      (3) For shares issuable pursuant to stock options outstanding under the 1989 Incentive and Nonqualified Stock Option Plan at October 21, 1996, calculated pursuant to Rule 457(h) based on the exercise price of such options.

      (4) For shares issuable pursuant to stock options outstanding under the 1995 Nonqualified Stock Option Plan at October 21, 1996, calculated pursuant to Rule 457(h) based on the exercise price of such options.

      (5) For shares issuable pursuant to stock options available for grant under the 1996 Employee Stock Purchase Plan at October 21, 1996, estimated pursuant to Rule 457 (c) and (h) based on 85% of the average of the high and low prices of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation National Market System on October 21, 1996.




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                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

      The following documents filed with the Securities and Exchange Commission (the "Commission") are incorporated in this Registration Statement by reference:

      (a) the Prospectus dated July 23, 1996 of Object Design, Inc. (the "Company" or the "Registrant") included in the Company's Registration Statement on Form S-1, File No. 333-05241, as declared effective by the Commission; and

      (b) the description of the Company's Common Stock contained in the Registration Statement on Form 8-A filed with the Commission on July 18, 1996 under Section 12 of the Securities Exchange Act of 1934, including any amendment or report filed for the purpose of updating such description; and

      (c) the Company's Quarterly Report on Form 10-Q for the Quarterly Period ended June 30, 1996, as filed with the Commission on September 5, 1996.

      All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

      Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

      The validity of the securities registered hereby is being passed upon for the Company by Foley, Hoag & Eliot LLP, Boston, Massachusetts. John D. Patterson, Jr., Secretary of the Company, is a partner at Foley, Hoag & Eliot LLP.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

      The Amended and Restated Certificate of Incorporation of the Company contains certain provisions permitted under the General Corporation Law of Delaware relating to the liability of directors. The provisions eliminate a director's liability for monetary damages for a breach of fiduciary duty, except in certain circumstances involving wrongful acts, such as the breach of a director's duty of loyalty or acts or omissions which involve intentional misconduct or a knowing violation of law. Further, the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws of the Company contain provisions to indemnify the Company's directors and officers to the fullest extent permitted by the General Corporation Law of Delaware.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

      Not applicable.

ITEM 8.  EXHIBITS.

4.1 Specimen certificate for the Common Stock (included as Exhibit 4.1 to the Company's Registration Statement on Form S-1, Registration Number 333-05241, and incorporated herein by reference)

 5.1  Opinion of Counsel

10.1  1996 Incentive and Nonqualified Stock Option Plan (included as Exhibit
      10.3 to the Company's Registration Statement on Form S-1, Registration Number 333-05241, and incorporated herein by reference)

10.2  1989 Incentive and Nonqualified Stock Option Plan (included as Exhibit
      10.1 to the Company's Registration Statement on Form S-1, Registration Number 333-05241, and incorporated herein by reference)

10.3 1995 Nonqualified Stock Option Plan (included as Exhibit 10.2 to the Company's Registration Statement on Form S-1, Registration Number 333-05241, and incorporated herein by reference)

10.4  1996 Employee Stock Purchase Plan, as amended on October 18, 1996

23.1  Consent of Independent Accountants

23.2  Consent of Counsel (included in Exhibit 5.1)

24.1  Power of Attorney (contained on the signature page)



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


ITEM 9.  UNDERTAKINGS.

      1. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      2.    The undersigned Registrant hereby undertakes:

            (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs 2 (a)(1)(i) and 2 (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference herein.

            (b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of


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such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      3. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Burlington, Massachusetts, on this 24th day of October, 1996.


                                   OBJECT DESIGN, INC.


                                   By: /s/ Robert N. Goldman
                                       --------------------------------------
                                       Robert N. Goldman
                                       President and Chief Excecutive Officer



                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints Robert N. Goldman, Justin J. Perreault and Lacey P. Brandt, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing which they, or any of them, may deem necessary or advisable to be done in connection with this Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any substitute or substitutes for any or all of them, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                     Title                               Date
---------                     -----                               ----

/s/ Robert N. Goldman         President and Chief           October 24, 1996
-----------------------       Executive Officer
Robert N. Goldman             (Principal Executive
                              Officer) and Director




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Signature                     Title                               Date
---------                     -----                               ----


/s/ Lacey P. Brandt           Chief Financial Officer       October 24, 1996
-----------------------       and Treasurer (Principal
Lacey P. Brandt               Financial Officer and
                              Principal Accounting
                              Officer)


/s/ Gerald B. Bay             Director                      October 24, 1996
-----------------------
Gerald B. Bay


/s/ Arthur J. Marks           Director                      October 24, 1996
-----------------------
Arthur J. Marks


/s/ Tim R. Palmer             Director                      October 24, 1996
-----------------------
Tim R. Palmer


/s/ Scott Sperling            Director                      October 24, 1996
-----------------------
Scott Sperling


/s/ Steven C. Walske          Director                      October 24, 1996
-----------------------
Steven C. Walske



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

                                  EXHIBIT INDEX
                                  -------------

Exhibit
  No.       Description                                                    Page
-------     -----------                                                    ----

 5.1        Opinion of Counsel

10.4        1996 Employee Stock Purchase Plan, as amended

23.1        Consent of Independent Accountants